SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2003

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction or incorporation or organization)	COMMISSION FILE: 0-31659	86-0824673 (I.R.S. Employer Identification No.)

9360 Towne Centre Drive, Suite 110
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBTI 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 4.7
EXHIBIT 4.8
EXHIBIT 99.1

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 4.7
EXHIBIT 4.8
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

Private Placement Transaction

General

On March 12, 2003, the Company entered into a series of agreements with a group of investors (the “Investors”) in connection with the private placement of $3.25 million of convertible debt and equity securities for cash, and the issuance of up to $3.505 of equity securities in satisfaction of outstanding third-party obligations. As a result of these agreements, the Company completed, or agreed to complete subject to the stockholder approval to be sought at a special meeting of stockholders to be held on April 30, 2003, the following transactions which are collectively referred to as the “Private Placement Transactions”:

•	The Company issued for cash $1.2 million aggregate principal amount of secured subordinated convertible promissory notes (the “Initial Convertible Notes”) convertible, subject to stockholder approval, into newly authorized shares of the Company’s Series B Convertible Preferred Stock (“Series B Stock”) and Common Stock, and warrants to purchase an aggregate of 857,143 shares of Common Stock;

•	The Company agreed to issue for cash $2.05 million of additional shares of Series B Stock and warrants to purchase an aggregate of 1,983,929 shares of Common Stock, subject to stockholder approval; and

•	The Company agreed (i) to issue $3.505 aggregate principal amount of secured subordinated convertible promissory notes (the “Additional Convertible Notes,”) to the Investors in satisfaction of presently outstanding third-party obligations to be acquired by the Investors from Sanmina-SCI Corporation (the “Sanmina Obligations”), and (ii) subsequently to issue up to $3.505 million of additional shares of Series B Stock in repayment of the Additional Convertible Notes, subject to stockholder approval. The purchase of the Sanmina Obligations by the Investors is conditioned upon the Company receiving stockholder approval for the Private Placement Transactions.

Certain of the principal documents evidencing the Private Placement Transactions are filed as exhibits to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

4.1	Form of Securities Purchase Agreement

EXHIBIT NO.	DESCRIPTION

4.2	Form of Secured Convertible Subordinated Note with respect to Initial Convertible Notes
4.3	Form of Secured Convertible Subordinated Note with respect to Additional Convertible Notes
4.4	Form of Common Stock Purchase Warrant
4.5	Form of Security Agreement
4.6	Form of Certificate of Designation with respect to Series A Stock
4.7	Form of Certificate of Designation with respect to Series B Stock
4.8	Form of Registration Rights Agreement
99.1	Press Release of the Registrant, dated March 13, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Novatel Wireless, Inc.

Date: March 27, 2003	By:	/s/ Melvin L. Flowers

Melvin L. Flowers Senior Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

4.1	Form of Securities Purchase Agreement
4.2	Form of Secured Convertible Subordinated Note with respect to Initial Convertible Notes
4.3	Form of Secured Convertible Subordinated Note with respect to Additional Convertible Notes
4.4	Form of Common Stock Purchase Warrant
4.5	Form of Security Agreement
4.6	Form of Certificate of Designation with respect to Series A Stock
4.7	Form of Certificate of Designation with respect to Series B Stock
4.8	Form of Registration Rights Agreement
99.1	Press Release of the Registrant, dated March 13, 2003

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